UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2008
RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

196 Van Buren Street, Herndon, VA	20170
(Address of principal executive offices)	(zip code)
(703) 434-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Grant of Restricted Stock Units to Non-Employee Directors. On February 1, 2008, RCN Corporation (“RCN”) entered into a restricted stock unit (“RSU”) agreement with each of its non-employee directors, Benjamin C. Duster, IV, Lee S. Hillman, Michael E. Katzenstein, Theodore H. Schell, and Daniel Tseung, pursuant to which each such director received a grant of 10,000 restricted stock units. The RSUs were granted pursuant to the RCN Corporation 2005 Stock Compensation Plan (the “Plan”), which has been approved by stockholders. The RSUs are notional units denominated in shares of RCN common stock. The RSUs will vest in full on January 1, 2009, provided that the director remains in service as a director until such date, subject to earlier vesting upon the death or disability of the director or a “change in control” of the Company (as defined in the Plan). The RSUs are payable to the director in shares of RCN Common Stock following vesting. In addition, each director is entitled to elect to defer the payment of all or a portion of the RSUs granted to such director under the terms of the RSU award. Pursuant to such provisions Messrs. Schell and Katzenstein have each elected to defer the payment of the restricted stock units until the termination of his service on RCN’s Board of Directors.
     Severance Agreement and Release with James Mooney. On February 4, 2008, RCN entered into a Severance Agreement and Release (the “Severance Agreement”) with Mr. James Mooney, the former executive Chairman of the Board of RCN. Under the Severance Agreement, as provided in Mr. Mooney’s Employment Agreement which terminated on December 21, 2007, Mr. Mooney will receive severance payments totaling $810,000, commencing with a payment of $405,000 on June 30, 2008 and followed by six monthly payments of $67,500 starting on July 31, 2008. In addition, Mr. Mooney may exercise certain stock options previously granted to him until December 31, 2008. The Severance Agreement also contains certain non-compete, employee non-solicit and confidentiality provisions. In addition, pursuant to this agreement Mr. Mooney agreed to release and discharge RCN from certain potential claims.
The form of the RSU agreement and the deferral election form as well as the Severance Agreement are attached as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
The foregoing summary of the RSU agreement, the deferral election form and the Severance Agreement does not purport to be complete and is qualified in its entirety by the agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

10.1	Form of Director Restricted Stock Unit Agreement

10.2	Form of RSU Deferral Election Form

10.3	Severance Agreement and Release with James Mooney

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Benjamin Preston

Name:	Benjamin Preston
Title:	Senior Vice President, General Counsel & Secretary
Date: February 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director Restricted Stock Unit Agreement

10.2	Form of RSU Deferral Election Form

10.3	Severance Agreement and Release with James Mooney